SCHEDULE

AGREEMENT

THIS AGREEMENT is made the 9th day of November, 2007 BETWEEN GlobalBank of Commerce Limited, a banking corporation duly incorporated under the laws of Antigua and Barbuda with registered office situated at Island House, St John’s, Antigua (the “Bank”) and Meade Capital Inc., a corporation registered under the laws of Delaware, USA (the “Account Holder”).

WHEREAS

By Certificate of Deposit dated the 9th day of November, 2007 (“CD”) the terms of which are incorporated by reference herein, the Account Holder has placed the sum of US $20,000,000.00 into a fixed deposit with the Bank at an interest rate of 5.00% per annum, for a term of three years (“the Deposit”) upon such terms and conditions as are hereinafter contained.

IT IS NOW AGREED as follows:

1.            In consideration of the Deposit, the Bank and the Account Holder hereby agree that the Bank shall have the irrevocable right and option without limitation and at its sole discretion to swap the CD and all the rights and obligations contained therein at any time during its term with that certain Annuity Policy evidenced by certificate #NPH-SWAP-2007-GBC-0l (“the Annuity”) issued to the Bank by NatProv Holdings Inc. a corporation registered under the laws of the British Virgin Island and authorized to issue insurance products and services (the“Annuity Issuer”) annexed hereto as Schedule A.

2.            The Account Holder hereby irrevocably agrees to the swap by the Bank of the CD with the Annuity (the “Swap”) and agrees to exchange and accept the terms and conditions of the CD with the terms and conditions contained in the Annuity Policy.

Agreement —OBC to Meade Capital Inc.

3.            The Account Holder acknowledges and agrees to the terms of Annuity which are annexed hereto in Schedule A hereto and forms part of this Agreement

4.            The Account Holder acknowledges and agrees that the interest rate of the Annuity shall be adjusted at the time of the Swap to reflect the interest rate stated in the CD.

5.            The Bank and the Account Holder hereby agree that subject to the prior written agreement of both parties having been obtained, the CD may be exchanged from time to time with any other investment instrument provided by the Bank provided that the Swap right and option shall be preserved and transferred to such other instrument.

6.            The Account Holder hereby represents and warrants to the Bank that the deposit and the terms of investment authorized and agreed herein in respect of the CD and the Annuity (i) does not and will not violate, conflict or result in the breach of the articles of incorporation by-laws or other organizational documents and authority of the Account Holder; (ii) does not conflict with or violate any law or governmental order applicable to the Account Holder; (iii) does not violate, conflict with or result in the breach of any regulatory or licence requirements applicable to the Account Holder and that the persons authorized to execute this Agreement and the CD on behalf of the Account Holder have been duly authorized in accordance with the terms of its organizational documents.

7.            The Bank hereby represents and warrants to the Account Holder that deposit and the terms of investment authorized and agreed herein in respect of the CD and the Annuity (i) does not and will not violate, conflict or result in the breach of the articles of incorporation by-laws or other organizational documents and authority of the Bank; (ii) does not conflict with or violate any law or governmental order applicable to the Bank; (iii) does not violate, conflict with or result in the breach of any regulatory or licence requirements applicable to the Bank and that the persons authorized to execute this Agreement, the CD and the Annuity on behalf of the Bank have been duly authorized in accordance with the terms of its organizational documents.

Agreement —OBC to Meade Capital Inc.

8.            This Agreement shall be governed by the laws of Antigua and Barbuda.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands respectively the day and year above written.

SIGNED by                                                                           )
for and on behalf of GLOBAL BANK OF                       )    /s/ Brian Stuart Young
COMMERCE LIMITED before and                                  )
in the presence of:                                                               )

Solicitor

SIGNED by                                                                         )
for and on behalf of MEADE                                            )     /s/ Darren Rennick
CAPITAL INC.                                                                   )
before and in the presence of:                                          )

Notary Public

Agreement —OBC to Meade Capital Inc.

VERIFICATION OF EXECUTION OF THE
FOREGOING AGREEMENT

I, the undersigned, HEREBY CERTIFY that the above-named appeared before me on the day of November 2007 and after being properly identified acknowledged the above signatures to be its/his/hers and that it/he/she had freely and voluntarily executed this instrument and understood its contents.

Solicitor

VERIFICATION OF EXECUTION OF THE
FOREGOING AGREEMENT

I, the undersigned, HEREBY CERTIFY that the above-named appeared before me on the day of November 2007 and after being properly identified acknowledged the above signatures to be its/his/hers and that it/he/she had freely and voluntarily executed this instrument and understood its contents.

Notary Public

Agreement —OBC to Meade Capital Inc.

SCHEDULE A
ANNUITY POLICY
#NPH-SWAP-2007-GBC-01

Agreement —OBC to Meade Capital Inc.

GLOBAL BANK OF COMMERCE, LTD.
GLOBAL COMMERCE CENTER, P.O BOX W1803 ST.JOHN’S ANTIGUA, W.I.	ACCOUNT NO: 300-001-10
TEL: (268) 480-2240 FAX: (268) 462-1831 WEBSITE: www.globalbank.ag
Date: 9th November 2007

Meade Capital, Inc.
455 Broadway, 4th Floor
New York, New York 10012
USA

WE CONFIRM YOUR FIXED DEPOSIT AS FOLLOWS:

FROM	TO	RATE	CURRENCY	AMOUNT
9th November, 2007	8th November, 2007	5.00% per annum	USD	20,000,000.00
			INTEREST	3,000,000.00
			TOTAL AT MATURITY	23,000,000.00

DETAILS:

• This Certificate and the Deposits referred to herein shall be governed in all respects by the laws of Antigua and Barbuda
• This Certificate carries a three year term and no withdrawals before maturity are permitted. Interest will be accrued and paid at maturity only.	CERTIFICATE OF DEPOSIT NON TRANSFERABLE
• This Certificate is subject to the terms and conditions contained in the Schedule hereto which Schedule is deemed to be part hereof.

Authorised Signatory                                                                                              Authorised Signatory